Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

VW Credit, Inc.

2200 Ferdinand Porsche Drive

Herndon, VA 20171

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by VW Credit, Inc., Citigroup Global Markets, Inc., SG Americas Securities, LLC, and Wells Fargo Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in relation to the accuracy of certain attributes of the collateral assets which may be included in the securitization transaction Volkswagen Auto Loan Enhanced Trust 2018-2 (“VALET 2018-2” or the “Transaction”). VW Credit, Inc. (the “Company” or “Responsible Party”) is responsible for the information contained in the Prospectus related to the Transaction (the “Prospectus”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 175 retail installment auto receivables, which the Specified Parties represent, was selected randomly from a pool of retail installment auto receivables, from which a selection of assets would be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

(i)

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

(ii)	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

(iii)	The value of collateral securing such assets; and

(iv)	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 1800 Tysons Boulevard, McLean, VA 22102
T: (703) 918 3000, F: (703) 918 1301, www.pwc.com/us

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Prospectus that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Prospectus.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the assumptions provided by the Specified Parties; and

(iv)

The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of retail installment auto receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this report, the following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “Cut-off Date” refers to September 28, 2018.

•

The phrase “Detailed Loan Data File” refers to an electronic data file listing retail loans as of the Cut-off Date, which the Specified Parties have determined to meet the eligibility criteria under Criteria Applicable to Selection of Receivables in the Receivables Pool section of the Prospectus.

•

The phrase “Loan File” means the collection of electronically imaged loan documentation accessed through the Company’s online document storage system, or otherwise provided by the Company, and information in other Company systems.

•	The phrase “Loan Contract” means retail installment sale contract contained in the Loan File.

•	The phrase “Initial Sample” refers to a sample of 175 loans (“Sample Loans”) randomly selected from the Detailed Loan Data File.

•

The phrase “Other Supporting Documents” means original or electronic copies of documents related to the Loan Contract or Sample Loans, including but not limited to requests for a change of address, odometer disclosure statements, titles, or insurance documentation, provided by the Company.

•	The phrase “Model Mapping Table” refers to the table included as Appendix A.

I.	Data, information, and documents provided

The Company provided the following data, information, and/or documents related to the Sample Loans:

1.	Detailed Loan Data File;

2.	Access to the Loan File;

3.	Other Supporting Documents; and

4.	Model Mapping Table.

II.	Procedures performed

We performed the following agreed-upon procedures on the Sample Loans. For purposes of the procedures below, numbers, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement.

1.	For each of the Sample Loans, we compared the Loan Account Number as indicated on the Detailed Loan Data File to the information in the Loan File.

2.	For each of the Sample Loans, we compared the following information indicated on the Detailed Loan Data File to the information contained in the Loan Contract and/or Other Supporting Documents:

a.	Vehicle Identification Number (VIN);

b.	Contract Date (EFFECTIVEDATE), with an acceptable difference of 10 days;

c.	Contract Loan Amount (FINANCEDAMT), with an acceptable difference of $5;

d.	Original Term (ORIGTERM);

e.	Monthly Payment Amount (MOPMT), with an acceptable difference of $5;

f.	Vehicle Manufacturer (VEHICLEMAKE);

g.	Model Year (VEHICLEYR);

h.	First Payment Date (FIRST_PMT_DUE_DT), with an acceptable difference of 10 days; and

i.	Contract Rate (CONTRACTRATE)

In each instance the Loan Contract was the primary source of information. In some instances Other Supporting Documents may have been used as a secondary source of information. In the event that the information in the Detailed Loan Data File did not agree with the information on the Loan Contract, we compared and agreed the information in the Detailed Loan Data File to the corresponding information in the Other Supporting Documents.

3.

For each of the Sample Loans, we compared the vehicle model (VEHICLESHORTMODEL) indicated on the Detailed Loan Data File to the information contained in the Loan Contract and/or Other Supporting Documents using the acceptable vehicle model names per the Model Mapping Table without regard to misspelling or abbreviation.

4.

For each of the Sample Loans, we compared the garaging state (GARAGINGSTATE) indicated on the Detailed Loan Data File to the information contained in the Loan Contract and/or Other Supporting Documents. In instances where the garaging state did not agree to the Loan Contract, the customer notes in the Default Manager module of the Company’s servicing system, Auto Finance, was checked for language regarding request(s) for a change of address.

5.

For each of the Sample Loans, we compared the new/used indicator (NEWUSEDIND) alphabetic designation of “N” (identifying new vehicles) and “U” (identifying used vehicles) indicated on the Detailed Loan Data File to information contained in the Loan Contract and/or Other Supporting Documents. In instances where the alphabetic designation of “N” or “U” did not agree to the Loan Contract, we also referred to the odometer disclosure statement, and if the mileage stated on the odometer disclosure statement was 6,000 miles or more, the vehicle was deemed to be used, otherwise the vehicle was deemed to be new.

6.

For each of the Sample Loans, we recomputed the contract maturity date based on the First Payment Date and the Original Term as stated in the Loan Contract. We compared the recomputed contract maturity date to the contract maturity date (MATURITYDATE) on the Detailed Loan Data File. The Contract Maturity Date is considered to be in agreement if the difference is within 10 days.

7.	For each of the Sample Loans, we observed the presence of the following documents in the Loan File:

•

Documentation evidencing the security interest of the Sample Loan via the presence in the Loan File of any of the following documents: Certificate of Title, Confirmation of Security Interest (Lien), Confirmation of Lien Perfection, Lien Entry, Notice of Record, Registration statement, Motor Vehicle Division statement, Notice of Liens, Application for Title, and/or similar documents. PwC noted that the security interest of VW Credit, Inc., Audi Financial Inc., or Volkswagen Bank USA is annotated on the documentation that evidences the security interest;

•	Truth-in-Lending disclosure statement;

•	Insurance policy information appearing either on the Loan Contract or a separate Agreement to Provide Insurance, or verification of proof of insurance from the Company, or an outside vendor, and

•	Signed Loan Contract.

8.	For each of the Sample Loans, we compared the auto approval flag from the Detailed Loan Data File to the approval status in the Company’s credit and funding systems (Fiserv or Loan Center).

9.	For each of the Sample Loans, we compared the FICO credit score from the Detailed Loan Data File to the bureau scored listed in the Company’s credit and funding system.

10.

For each of the Sample Loans, we compared the co-obligor flag (COOBLIGOR) from the Detailed Loan Data File to information indicating the existence of a co-obligor/co-buyer in the Loan Contract and/or Other Supporting Documents.

The absence of any of the noted documents or the inability to agree the indicated information to the Detailed Loan Data File for each of the attributes identified will constitute an exception.

The results of the foregoing indicated that a comparison of items as enumerated above to the information contained in the Loan File were in agreement.

The procedures above did not include the reading of the Loan Contract, Other Supporting Documents, or the Loan File in their entirety. Such procedures were limited to a comparison of items as enumerated above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the information provided or assertions, which were subject to the procedures described above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

November 2, 2018

Appendix A: Model Mapping Table

DETAILED LOAN DATA FILE VALUE (VEHICLESHORTMODEL)	ACCEPTABLE CONTRACT VALUES (does not include trim or engine type)
A3	A3, S3, RS3
A4	A4, S4, RS4
A5	A5, S5, RS5
A6	A6, S6, RS6
A7	A7, S7, RS7
A8	A8, S8, RS8
R8	R8, R8 Spyder
RS 3	A3, S3, RS3
RS 4	A4, S4, RS4
RS 5	A5, S5, RS5
RS 6	A6, S6, RS6
RS 7	A7, S7, RS7
S3	A3, S3, RS3
S4	A4, S4, RS4
S5	A5, S5, RS5
S6	A6, S6, RS6
S7	A7, S7, RS7
S8	S8, S8, RS8
ALLROAD	ALLROAD, A4 ALLROAD
ATLAS	ATLAS
BEETLE	BEETLE, NEW BEETLE
CABRIO	CABRIO
CC	CC
EOS	EOS
EUROVAN	EUROVAN
GLI	GLI, JETTA
GOLF	GOLF, GTI
GTI	GTI, GOLF
JETTA	JETTA, GLI
TT	TT, TT RS, TTS
PASSAT	PASSAT
PHAETON	PHAETON
Q3	Q3, SQ3, RSQ3
Q5	Q5, SQ5, RSQ5
Q7	Q7, SQ7, RSQ7
R32	R32
RABBIT	RABBIT
ROUTAN	ROUTAN
TIGUAN	TIGUAN
TOUAREG	TOUAREG